UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

McDonald’s Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

McDonald’s Annual Shareholders’ Meeting to be Held on May 24, 2012.

Annual Shareholders’ Meeting Information
McDONALD’S CORPORATION	Date:	05/24/12
	Time:	9:00 a.m. Central Time
	Location:	Prairie Ballroom at The Lodge
McDonald’s Office Campus
2815 Jorie Boulevard Oak Brook, Illinois 60523
Listen to the live webcast on www.investor.mcdonalds.com.
Shareholders must pre-register to attend the meeting; information is available in the Proxy Statement.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com. Paper or e-mail proxy materials are available at no charge (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE at www.proxyvote.com:

  NOTICE AND PROXY STATEMENT                  2011 ANNUAL REPORT TO SHAREHOLDERS

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  For timely delivery, choose one of the following methods by May 10, 2012 to request a paper copy of the proxy materials.

  1) BY INTERNET:         www.proxyvote.com

  2) BY TELEPHONE:     1-800-579-1639

  3) BY E-MAIL:               Send a blank e-mail with the information that is printed in the box marked by the arrow
                                      (located on the following page) in the subject line to
                                      sendmaterial@proxyvote.com.

To request and receive an electronic copy of the proxy materials by e-mail, log onto www.proxyvote.com and follow the online instructions.

How To Vote

To Access a Form of Proxy Choose One of the Following Voting Methods

Vote In Person: Ballots will be available to shareholders attending the live meeting. You will need to pre-register with McDonald’s to attend the meeting. Please review the Pre-registration and Admission Policy regarding meeting attendance in the Proxy Statement, which is available at www.proxyvote.com. Directions to the meeting are available at www.investor.mcdonalds.com.

Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions to vote these shares by submitting a proxy via the Internet.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via the telephone.

Voting Items	This is not a ballot or a proxy. You cannot
use this notice to vote these shares.
The Board of Directors recommends a vote FOR the Board’s nominees.
1. Election of Directors: (5 nominees)
The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.
2. Advisory vote to approve executive compensation.
3. Approval of the 2012 Omnibus Stock Ownership Plan.
4. Approval of declassification of the Board of Directors.
5. Approval of shareholders’ right to call special meetings.
6. Advisory vote to approve the appointment of Ernst & Young LLP as independent auditor for 2012.
The Board of Directors recommends a vote AGAINST proposal 7.
7. Advisory vote on a shareholder proposal requesting a nutrition report.